US Market Rotation Strategy ETF

(formerly US Equity Rotation Strategy ETF)

NYSE Arca Ticker: HUSE

SUMMARY PROSPECTUS

august 10, 2016

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://strategysharesetfs.com/literature-forms/, You can also get this information at no cost by calling 1-855-4SS-ETFS or (855)-477-3837, emailing info@strategysharesetfs.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated August 10, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you purchase or sell shares of the Fund in the secondary market through your financial institution, your financial institution may assess brokerage commissions or other charges to process the transactions.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	3.23%
Acquired Fund Fees and Expenses(1)(2)	0.12%
Total Annual Operating Expenses (1)	3.95%
Fee Waiver/Expense Reimbursement(3)	(2.88)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.07%

(1)	Estimated and restated for the current fiscal year
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(3)	Rational Advisors, Inc. (“Advisor”) has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.95% of the Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2017. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap at the time of such reimbursement and any expense limit in place at the time of recoupment to be exceeded.

1

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$109	$939	$1,786	$3,983

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 85% of the average value of its portfolio for the fiscal year ending April 30, 2016.

Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal conditions, will invest primarily in U.S. common stock, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in securities of U.S. companies or in other investment companies that principally invest in such securities. The Fund may also invest in common stocks of foreign companies traded on a U.S. exchange (including American Depositary Receipts). The Fund’s portfolio is comprised of two components: (i) the common stock component and (ii) the tactical component. The Fund’s assets may be invested in either of these two components without limit.

The Common Stock Component

The Common Stock Component of the Fund’s portfolio will invest in companies within each of the large-cap, mid-cap and small-cap U.S. equity market segments (each a “Market Segment”) that operate in each of the ten (10) sectors represented in the S&P Composite 1500®. A sector is a large grouping of companies operating within the market that share similar characteristics. The ten (10) sectors comprising the S&P Composite 1500® are: utilities, consumer staples, information technology, healthcare, financials, energy, consumer discretionary, materials, industrials, and telecommunication services (“Sectors”). The S&P Composite 1500 is comprised of the S&P 500®, the S&P MidCap 400® and S&P SmallCap 600®.

As market conditions change, the Fund intends to rotate the investment focus of the Fund so as to overweight its portfolio in companies comprising those Market Segments and Sectors that the Advisor believes offer the greatest potential for capital appreciation in the given market environment and underweight its portfolio in those Market Segments and Sectors that the Advisor believes offer the least potential for capital appreciation in that same market environment. If the Fund’s portfolio allocation to a particular Market Segment or Sector exceeds that Market Segment’s or Sector’s current weighting in the S&P Composite 1500, then the Fund will be “overweighting” that Market Segment or Sector. Similarly, if the Fund’s portfolio allocation to a specific Market Segment or Sector is less than that Market Segment’s or Sector’s current weighting in the S&P Composite 1500, then the Fund will be “underweighting” that Market Segment or Sector. The Advisor believes that these adjustments, collectively, will position the Fund for continued capital appreciation in the new market environment.

The Common Stock of the Fund’s portfolio is created using two proprietary quantitative strategies. The first strategy identifies and evaluates various factors including value, momentum, smart money (ex. tracking insider

2

and institutional buying and selling), profitability, trading friction (ex. volume, price and beta) and growth. The second strategy utilizes a multi-factor model which analyzes earnings, technical factors, valuations and industry leadership.

The Advisor retains a broad mandate and discretion to invest in companies consistent with its evaluation of the capital appreciation potential of the Market Segments and Sectors. The strategy of overweighting and underweighting Sectors to maximize opportunities for capital appreciation may result in the Fund investing greater than 25% of its total assets in the equity securities of companies operating in one or more Sectors. Sectors are comprised of multiple individual industries. The Fund will not invest more than 25% of its total assets in an individual industry.

Both in current market conditions and, more importantly, over longer time periods, the Advisor believes that investing in companies consistent with its ongoing evaluation of the capital appreciation potential of the Market Segments and Sectors is intrinsic to maximizing performance in the domestic equity markets.

The Tactical Component

The Tactical Component of the Fund’s portfolio invests in actively managed or index equity-based ETFs and ETNs. This portion of the Fund’s portfolio may also invest in treasury, fixed income, volatility and commodity ETFs and ETNs. The Fund may invest in fixed income ETFs and ETNs that principally invest in investment grade securities of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. The goal of this component of the Fund’s portfolio is to be opportunistic during market rallies and move into defensive positions during market declines though the use of three tactical strategies:

•	Trend Following---The trend following models seeks to identify strong sectors to buy and weak sectors to sell. Trend following is based on the idea that strong areas of the market will remain strong and weak areas will remain weak.

•	Mean Reversion---The mean reversion models look for strong sectors that appear overbought to sell and weak sectors that appear oversold to buy. Mean reversion is based on the idea that market sectors often become overextended on the upside and downside before ultimately snapping back to equilibrium.

•	Intermarket Analysis---These models will analyze market sectors that are correlated or uncorrelated and look for divergences. These divergences often signal major market turning points.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

All ETFs, including the Fund, take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value per share (“NAV”), market price per share and returns include:

3

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Commodities Risk.  Investing in the commodities markets (directly or indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances. Shares of the Fund are not individually redeemable.

ETN Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default.

Fixed Income Risk.    The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall.

Foreign Risk.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Large-Cap Stock Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time.

Market Price Variance Risk. There may be times when the market price per share and NAV of the Fund may vary significantly, and because most investors buy and sell shares of the Fund in the secondary market at market price, investors may pay more than NAV when buying Fund shares, and receive less than NAV when selling Fund shares. In addition, investors will incur certain transaction costs in purchasing and selling Fund shares in the secondary market.

4

Mid/Small-Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Sector Risk. If the Fund invests more than 25% of its total assets in securities of issuers within a particular Sector, it is subject to increased risk. Performance will generally depend on the performance of the Sector, which may differ in direction and degree from that of the overall U.S. stock markets. In addition, financial, economic, business and political developments affecting the Sector may have a greater effect on the Fund than they would if the Fund did not focus on that Sector.

Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Underlying Fund Risk. Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

5

Performance: Bar Chart and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. The annual returns in the bar chart which follows do not reflect payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower. Updated performance information will be available at www.strategysharesetfs.com, or by calling (855) 4SS-ETFS or (855) 477-3837.

Best Quarter Q1 2013 10.55% Worst Quarter Q1 2015 (5.45)%

Year-to-date performance as of June 30, 2016 was 1.02%

	Average Annual Total Return Table (for the periods ended December 31, 2015)

	1 Year	Since Inception*
US Market Rotation Strategy ETF
Returns before taxes	2.49%	15.40%
Returns after taxes on distributions(1)	1.87%	14.62%
Returns after taxes on distributions and sales of Fund Shares(1)	1.93%	12.10%
S&P Composite 1500 Index® (reflects no deduction for fees, expenses or taxes)(2)	1.01%	15.18%

(1)	After tax returns are calculated assuming the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans. Actual after tax returns depend on a shareholder’s tax situation and may differ from those shown.
(2)	The S&P Composite 1500 Index® (“S&P Composite 1500”) is a broad equity index based on the S&P 500®, S&P MidCap 400®, and S&P SmallCap 600® indices. Thus, the S&P Composite 1500 includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. An investor cannot invest directly in an index. For additional disclosure relating to the S&P indices, please see “Additional Disclaimers” in this Prospectus.
6

*Since July 23, 2012.

Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Tuttle Tactical Management, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Matthew B. Tuttle, CFP, the Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Tuttle has served as portfolio manager since 2016.

Purchase and Sale of Shares

You may purchase and sell individual Fund shares on the NYSE Arca, Inc. (“Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund only offers and redeems shares on a continuous basis at NAV in large blocks of shares, currently 25,000 shares (“Creation Unit”). Generally, Creation Units are offered and redeemed on an in-kind basis. Except under limited circumstances, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will receive an in-kind transfer of specified securities (“Redemption Instruments”). If there is a difference between the net asset value of a Creation Unit being purchased or redeemed and the Deposit Instruments or Redemption Instruments exchanged for the Creation Unit, the party conveying the instruments with the lower value will also pay to the other an amount in cash equal to that difference.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (IRA) or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7